                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           NUVEEN MULTISTATE TRUST II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

                          TO NUVEEN FUND SHAREHOLDERS



                                 JULY 28, 2003



Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.



Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?


A. Your Fund is holding a special meeting to obtain shareholder approval on the following items:


     1. To elect trustees to serve on the Board of Trustees.



     2. To approve changes to certain fundamental investment policies.



     Please refer to the Joint Proxy Statement for a detailed explanation of the proposed items.


Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. (the "Adviser"). The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most Nuveen funds.

     Your Board believes that the consolidation of board clusters will have the following advantages:


     - the consolidation will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies;



     - the consolidation ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general;



     - the consolidation would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings;


     - reducing such administrative burdens will allow the Adviser and its personnel to focus more on non-administrative matters; and


     - a single board cluster overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.


Q.  WHICH FUNDAMENTAL INVESTMENT POLICIES ARE CHANGING?

A. Your Board has proposed to amend your Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program. In addition, your Board has proposed amending your Fund's fundamental policy regarding investing in only municipal securities to enable your Fund to invest in non-municipal securities under certain very limited circumstances.

Q.  WHY IS THE FUND PROPOSING TO CHANGE ITS FUNDAMENTAL INVESTMENT POLICIES?

A. In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, your Board has authorized the Fund's participation in an interfund lending program that would allow the Nuveen Funds, including your Fund, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable your Fund to participate in this interfund lending program. In addition, your Board is proposing to amend your Fund's fundamental policy regarding investing in only municipal securities to enable the Fund to invest in non-municipal securities in connection with workouts of distressed credits.

Q.  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or call Nuveen at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF SPECIAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
JULY 28, 2003                                                 (800) 257-8787

NUVEEN MUNICIPAL TRUST
  Nuveen Intermediate Duration Municipal Bond Fund
  Nuveen Insured Municipal Bond Fund
  Nuveen All-American Municipal Bond Fund
  Nuveen Limited Term Municipal Bond Fund
  Nuveen High Yield Municipal Bond Fund

NUVEEN MULTISTATE TRUST I


  Nuveen Arizona Municipal Bond Fund


  Nuveen Colorado Municipal Bond Fund


  Nuveen Florida Municipal Bond Fund


  Nuveen Maryland Municipal Bond Fund


  Nuveen New Mexico Municipal Bond Fund


  Nuveen Pennsylvania Municipal Bond Fund


  Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II
  Nuveen California Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund
  Nuveen Connecticut Municipal Bond Fund
  Nuveen Massachusetts Municipal Bond Fund
  Nuveen Massachusetts Insured Municipal Bond Fund
  Nuveen New Jersey Municipal Bond Fund
  Nuveen New York Municipal Bond Fund
  Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III


  Nuveen Georgia Municipal Bond Fund


  Nuveen Louisiana Municipal Bond Fund


  Nuveen North Carolina Municipal Bond Fund


  Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV
  Nuveen Kansas Municipal Bond Fund
  Nuveen Kentucky Municipal Bond Fund
  Nuveen Michigan Municipal Bond Fund
  Nuveen Missouri Municipal Bond Fund
  Nuveen Ohio Municipal Bond Fund
  Nuveen Wisconsin Municipal Bond Fund


June 17, 2003


To the Shareholders of the Above Funds:

Notice is hereby given that the Special Meeting of Shareholders of each of Nuveen Municipal Trust, on behalf of its series Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund, and Nuveen High Yield Municipal Bond Fund; Nuveen Multistate Trust I, on behalf of its series Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund, Nuveen Florida Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen New Mexico Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund, and Nuveen Virginia Municipal Bond Fund; Nuveen Multistate Trust II, on behalf of its series Nuveen California Municipal Bond Fund, Nuveen California Insured Municipal Bond Fund, Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen Massachusetts Insured Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund, and Nuveen New York Insured Municipal Bond Fund; Nuveen Multistate Trust III, on behalf of its series Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund, and Nuveen Tennessee Municipal Bond Fund;

Nuveen Multistate Trust IV, on behalf of its series Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund, and Nuveen Wisconsin Municipal Bond Fund, each a Massachusetts business trust (each trust individually, a "Trust" and collectively, the "Trusts" and each series individually, a "Fund" and collectively, the "Funds"), will be held in the Sixth Floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Monday, July 28, 2003, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Special Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect twelve (12) trustees to serve for each Trust until their successors shall have been duly elected and qualified.

2. To approve changes to each Fund's fundamental investment policies.

3. To transact such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on May 19, 2003 are entitled to notice of and to vote at the Special Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787


June 17, 2003


NUVEEN MUNICIPAL TRUST
  Nuveen Intermediate Duration Municipal Bond Fund
  Nuveen Insured Municipal Bond Fund
  Nuveen All-American Municipal Bond Fund
  Nuveen Limited Term Municipal Bond Fund
  Nuveen High Yield Municipal Bond Fund

NUVEEN MULTISTATE TRUST I


  Nuveen Arizona Municipal Bond Fund


  Nuveen Colorado Municipal Bond Fund


  Nuveen Florida Municipal Bond Fund


  Nuveen Maryland Municipal Bond Fund


  Nuveen New Mexico Municipal Bond Fund


  Nuveen Pennsylvania Municipal Bond Fund


  Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II
  Nuveen California Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund
  Nuveen Connecticut Municipal Bond Fund
  Nuveen Massachusetts Municipal Bond Fund
  Nuveen Massachusetts Insured Municipal Bond Fund
  Nuveen New Jersey Municipal Bond Fund
  Nuveen New York Municipal Bond Fund
  Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III


  Nuveen Georgia Municipal Bond Fund


  Nuveen Louisiana Municipal Bond Fund


  Nuveen North Carolina Municipal Bond Fund


  Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV
  Nuveen Kansas Municipal Bond Fund
  Nuveen Kentucky Municipal Bond Fund
  Nuveen Michigan Municipal Bond Fund
  Nuveen Missouri Municipal Bond Fund
  Nuveen Ohio Municipal Bond Fund
  Nuveen Wisconsin Municipal Bond Fund


GENERAL INFORMATION


This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Municipal Trust ("Municipal Trust"), on behalf of its series Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration"), Nuveen Insured Municipal Bond Fund ("Insured Municipal"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Limited Term Municipal Bond Fund ("Limited Term"), and Nuveen High Yield Municipal Bond Fund ("High Yield"); Nuveen Multistate Trust I ("Multistate I"), on behalf of its series Nuveen Arizona Municipal Bond Fund ("Arizona Municipal"), Nuveen Colorado Municipal Bond Fund ("Colorado Municipal"), Nuveen Florida Municipal Bond Fund ("Florida Municipal"), Nuveen Maryland Municipal Bond Fund ("Maryland Municipal"), Nuveen New Mexico Municipal Bond Fund ("New Mexico Municipal"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania Municipal"), and Nuveen Virginia Municipal Bond Fund ("Virginia Municipal"); Nuveen Multistate Trust II ("Multistate II"), on behalf of its series Nuveen California Municipal Bond Fund ("California Municipal"), Nuveen California Insured Municipal Bond Fund ("California Insured"), Nuveen Connecticut Municipal Bond Fund ("Connecticut Municipal"), Nuveen Massachusetts Municipal Bond Fund ("Massachusetts Municipal"), Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured"), Nuveen New Jersey Municipal Bond Fund ("New Jersey Municipal"), Nuveen New York Municipal Bond Fund

("New York Municipal"), and Nuveen New York Insured Municipal Bond Fund ("New York Insured"); Nuveen Multistate Trust III ("Multistate III"), on behalf of its series Nuveen Georgia Municipal Bond Fund ("Georgia Municipal"), Nuveen Louisiana Municipal Bond Fund ("Louisiana Municipal"), Nuveen North Carolina Municipal Bond Fund ("North Carolina Municipal"), and Nuveen Tennessee Municipal Bond Fund ("Tennessee Municipal"); and Nuveen Multistate Trust IV ("Multistate IV"), on behalf of its series Nuveen Kansas Municipal Bond Fund ("Kansas Municipal"), Nuveen Kentucky Municipal Bond Fund ("Kentucky Municipal"), Nuveen Michigan Municipal Bond Fund ("Michigan Municipal"), Nuveen Missouri Municipal Bond Fund ("Missouri Municipal"), Nuveen Ohio Municipal Bond Fund ("Ohio Municipal"), and Nuveen Wisconsin Municipal Bond Fund ("Wisconsin Municipal") (each trust individually, a "Trust" and collectively, the "Trusts" and each series individually, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Special Meeting of Shareholders to be held on July 28, 2003 (for each Trust, a "Special Meeting" and collectively, the "Special Meetings"), and at any and all adjournments thereof.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the changes to each Fund's fundamental investment policies. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.


This Joint Proxy Statement is first being mailed to shareholders on or about June 17, 2003.


The Board of each Trust has determined that the use of this Joint Proxy Statement for each Special Meeting is in the best interest of each Trust and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

                                   PROPOSALS
--------------------------------------------------
                              ELECT     CHANGE IN
                              BOARD    FUNDAMENTAL
FUND                         MEMBERS    POLICIES
--------------------------------------------------
MUNICIPAL TRUST                    X
  Intermediate Duration                          X
  Insured Municipal                              X
  All-American                                   X
  Limited Term                                   X
  High Yield                                     X
MULTISTATE I                       X
  Arizona Municipal                              X
  Colorado Municipal                             X
  Florida Municipal                              X
  Maryland Municipal                             X
  New Mexico Municipal                           X
  Pennsylvania Municipal                         X
  Virginia Municipal                             X
MULTISTATE II                      X
  California Municipal                           X
  California Insured                             X
  Connecticut Municipal                          X
  Massachusetts Municipal                        X
  Massachusetts Insured                          X
  New Jersey Municipal                           X
  New York Municipal                             X
  New York Insured                               X

                                   PROPOSALS
--------------------------------------------------
                              ELECT     CHANGE IN
                              BOARD    FUNDAMENTAL
FUND                         MEMBERS    POLICIES
--------------------------------------------------
MULTISTATE III                     X
  Georgia Municipal                              X
  Louisiana Municipal                            X
  North Carolina Municipal                       X
  Tennessee Municipal                            X
MULTISTATE IV                      X
  Kansas Municipal                               X
  Kentucky Municipal                             X
  Michigan Municipal                             X
  Missouri Municipal                             X
  Ohio Municipal                                 X
  Wisconsin Municipal                            X

--------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast by proxy or in person at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.


For each Trust abstentions and broker non-votes will have no effect on the election of Board Members and will have the effect of a vote against the proposal to change each Fund's fundamental investment policies. The details of the proposals to be voted on by the shareholders and the vote required for approval of the proposals are set forth under the description of each proposal below.


Those persons who were shareholders of record at the close of business on May 19, 2003 will be entitled to one vote for each share held. As of May 19, 2003, the shares of the Funds were issued and outstanding as follows:


                                                                        CLASS OF SHARES
------------------------------------------------------------------------------------------------------------------
FUND                                             CLASS A          CLASS B           CLASS C           CLASS R
------------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST
  Intermediate Duration                      29,202,635.4090   3,792,050.6850    5,343,659.8560   274,199,547.8350
  Insured Municipal                          17,567,647.5630   3,964,305.5910    3,047,049.7210    60,930,508.1660
  All-American                               21,001,767.3110   4,306,251.2950    6,520,434.6780       459,447.0000
  Limited Term                               47,364,680.8000               --   31,045,520.0870       793,551.4940
  High Yield                                  4,852,257.2510   3,021,631.0480    2,332,592.3210       515,269.7120

                                                                        CLASS OF SHARES
------------------------------------------------------------------------------------------------------------------
FUND                                             CLASS A          CLASS B           CLASS C           CLASS R
------------------------------------------------------------------------------------------------------------------
MULTISTATE I
  Arizona Municipal                           6,583,457.0090     594,195.9290      817,075.1520     1,707,767.8290
  Colorado Municipal                          3,100,542.6840     587,996.8590      641,446.5790        75,947.0630
  Florida Municipal                          23,685,548.8660   3,186,456.1200    3,460,597.9880     6,405,659.6480
  Maryland Municipal                          3,131,521.4720   1,376,741.5000    1,174,093.2920     3,963,760.5540
  New Mexico Municipal                        4,438,881.0610     538,496.1320      432,582.9510        67,893.9640
  Pennsylvania Municipal                      6,505,782.9170   1,193,483.5010    2,000,199.5990     5,595,689.9360
  Virginia Municipal                         13,833,470.6840   1,908,098.5770    2,087,136.7900     4,846,791.6240
MULTISTATE II
  California Municipal                        5,026,386.6020   1,777,415.5860    1,691,784.1120    17,011,563.8570
  California Insured                          7,127,966.4120   1,941,545.9990    1,272,271.2540    14,299,228.2230
  Connecticut Municipal                      21,421,295.4530   3,001,688.7171    3,732,553.6960       361,538.4810
  Massachusetts Municipal                     2,231,362.4080     795,885.1420    1,093,783.0170     6,652,460.5800
  Massachusetts Insured                       2,087,128.8360     622,370.3420    1,304,213.4410     5,352,798.6500
  New Jersey Municipal                        6,927,219.5740   2,525,586.5720    2,144,932.4800     4,190,581.9710
  New York Municipal                         10,535,652.8350   3,885,776.2760    2,817,757.7520    13,338,754.1030
  New York Insured                            6,856,639.2450   2,573,876.5860    1,525,772.5710    24,100,689.4900
MULTISTATE III
  Georgia Municipal                          10,464,411.1250   1,788,498.8400    2,520,154.2800       270,047.6600
  Louisiana Municipal                         7,967,579.2760   1,962,324.7330    1,604,829.9430        11,648.1390
  North Carolina Municipal                   16,184,968.2690   2,277,855.5540    2,429,809.8580       229,436.3500
  Tennessee Municipal                        23,912,507.8110   1,946,093.5040    3,613,890.2120       104,244.7710
MULTISTATE IV
  Kansas Municipal                            9,549,636.1300   1,189,352.3950    2,285,327.2480       117,201.3420
  Kentucky Municipal                         37,554,694.1360   1,853,561.8560    4,336,692.3340       103,452.7510
  Michigan Municipal                         16,828,895.0700     911,364.3530    3,614,094.5150     2,053,715.7830
  Missouri Municipal                         20,694,044.9440   1,046,269.8090    2,082,507.1570        47,167.0760
  Ohio Municipal                             32,817,084.2100   2,353,719.2770    4,279,186.2010    13,198,944.2740
  Wisconsin Municipal                         3,953,191.0650     551,402.6040      423,064.2580        16,491.8360
------------------------------------------------------------------------------------------------------------------


1. ELECTION OF BOARD MEMBERS OF EACH TRUST

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC"). Each current board cluster has a total of six board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person." Below is a list of the board members of each board cluster.

The Boards of each Trust have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board except James E. Bacon, who is retiring. Mr. Bacon currently serves as a Board Member on the NIAC board cluster.

The following is a list of the nominees under the proposal who are continuing Board Members of each Trust and the nominees who are new board members:

          CONTINUING BOARD MEMBERS
          (NAC BOARD CLUSTER):
          Timothy R. Schwertfeger*
          Robert P. Bremner
          Lawrence H. Brown
          Anne E. Impellizzeri
          Peter R. Sawers
          William J. Schneider
          Judith M. Stockdale

          NEW BOARD MEMBER NOMINEES


          (NIAC BOARD CLUSTER):


          William E. Bennett


          Jack B. Evans


          William L. Kissick


          Thomas E. Leafstrand


          Sheila W. Wellington


--------------------------------------------------------------------------------

* Interested person. Mr. Schwertfeger currently serves on both board clusters.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 12) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies. In addition, combining the board ensures that each Trust will gain new board members that are already knowledgeable about Nuveen and investment companies in general.



Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings. This would permit the Adviser and its personnel to focus on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.



At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen Funds overseen, Independent Board Members will receive a $65,000 annual retainer, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held at which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. Compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.



Currently, for all Nuveen Funds overseen, the continuing Independent Board Members of the Funds receive a $60,000 annual retainer for serving as a board member of all funds affiliated with Nuveen and the Adviser and a $1,750 fee per day for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day for attendance in person or a $500 fee per day for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting is held, and a $500 per day fee per day for attendance in person or $250 if by telephone at a meeting of any committee, plus, in each case, expenses incurred in attending such meetings.



The proposal to combine boards, which increases the number of Board Members for each Fund, will increase the total compensation paid by each Fund to Board Members. Management, however, believes that such increase in compensation is not material to each Fund and is justified by the benefits to each Fund and its shareholders. Moreover, as the size of the combined board declines due to retirements over the next two years, the total compensation paid by a Fund to Independent Board Members will decrease to the extent fewer board members will be compensated.



At each Trust's Special Meeting, twelve (12) Board Members are nominated to be elected to serve until their successors shall have been duly elected and qualified.


For each Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Special Meeting will be required to elect the Board Members of that Trust.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust's present Board.

All of the continuing Board Member nominees except for Judith Stockdale were last elected to the Board in December 1996. Ms. Stockdale was appointed to the board in 1997.

Other than Mr. Schwertfeger, none of the Board Member nominees have ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             OTHER
                                                                                                         NUMBER OF       DIRECTOR-
                               POSITION(S)       TERM OF OFFICE                                 PORTFOLIOS IN FUND      SHIPS HELD
                                 HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN        BY BOARD
NAME, ADDRESS AND BIRTH DATE         TRUST        TIME SERVED**           DURING PAST 5 YEARS      BY BOARD MEMBER          MEMBER
----------------------------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of the
Trusts
----------------------------
Continuing Board Members
----------------------------
Robert P. Bremner             Board Member   Length of Service:   Private Investor and                  122                    N/A
333 West Wacker Drive                        Since 1996           Management Consultant.
Chicago, IL 60606
(8/22/40)
Lawrence H. Brown             Board Member   Length of Service:   Retired (August 1989) as              122                    N/A
333 West Wacker Drive                        Since 1993           Senior Vice President of
Chicago, IL 60606                                                 The Northern Trust Company;
(7/29/34)                                                         Director of the United Way
                                                                  of Highland Park-Highwood
                                                                  (since 2002).
Anne E. Impellizzeri          Board Member   Length of Service:   Retired; formerly,                    122                    N/A
333 West Wacker Drive                        Since 1994           Executive Director
Chicago, IL 60606                                                 (1998-2001) of Manitoga/
(1/26/33)                                                         The Russel Wright Design
                                                                  Center; prior thereto,
                                                                  President and Chief
                                                                  Executive Officer of
                                                                  Blanton-Peale Institute;
                                                                  prior thereto, Vice
                                                                  President, Metropolitan
                                                                  Life Insurance Co.
Peter R. Sawers               Board Member   Length of Service:   Adjunct Professor of                  122                    N/A
333 West Wacker Drive                        Since 1991           Business and Economics,
Chicago, IL 60606                                                 University of Dubuque,
(4/3/33)                                                          Iowa; formerly (1991-2000)
                                                                  Adjunct Professor, Lake
                                                                  Forest Graduate School of
                                                                  Management, Lake Forest,
                                                                  Illinois; Director,
                                                                  Executive Service Corps of
                                                                  Chicago; prior thereto,
                                                                  Executive Director, Towers
                                                                  Perrin Australia, a
                                                                  management consulting firm;
                                                                  Chartered Financial
                                                                  Analyst; Certified
                                                                  Management Consultant.
William J. Schneider          Board Member   Length of Service:   Senior Partner and Chief              122                    N/A
333 West Wacker Drive                        Since 1996           Operating Officer,
Chicago, IL 60606                                                 Miller-Valentine Group,
(9/24/44)                                                         Vice President,
                                                                  Miller-Valentine Realty, a
                                                                  development and contract
                                                                  company; Chair, Miami
                                                                  Valley Hospital; Chair,
                                                                  Miami Valley Economic
                                                                  Development Coalition;
                                                                  formerly, Member, Community
                                                                  Advisory Board, National
                                                                  City Bank, Dayton, Ohio;
                                                                  and Business Advisory
                                                                  Council, Cleveland Federal
                                                                  Reserve Bank.
Judith M. Stockdale           Board Member   Length of Service:   Executive Director, Gaylord           122                    N/A
333 West Wacker Drive                        Since 1997           and Dorothy Donnelley
Chicago, IL 60606                                                 Foundation (since 1994);
(12/29/47)                                                        prior thereto, Executive
                                                                  Director, Great Lakes
                                                                  Protection Fund (from 1990
                                                                  to 1994).

New Board Members
----------------------------
William E. Bennett            Nominee        Length of Service:   Private Investor;                      19                    N/A
333 West Wacker Drive                        Since 2001           previously President and
Chicago, IL 60606                                                 C.E.O., Draper & Kramer,
(10/16/46)                                                        Inc. (1995-1998).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             OTHER
                                                                                                         NUMBER OF       DIRECTOR-
                               POSITION(S)       TERM OF OFFICE                                 PORTFOLIOS IN FUND      SHIPS HELD
                                 HELD WITH        AND LENGTH OF       PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN        BY BOARD
NAME, ADDRESS AND BIRTH DATE         TRUST        TIME SERVED**           DURING PAST 5 YEARS      BY BOARD MEMBER          MEMBER
----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Nominee        Length of Service:   President, The Hall-Perrine            19          See Principal
333 West Wacker Drive                        Since 1999           Foundation (a private                                 Occupation
Chicago, IL 60606                                                 philanthropic corporation);                         description.
(10/22/48)                                                        Director, Alliant Energy;
                                                                  Director and Vice Chairman
                                                                  United Fire & Casualty
                                                                  Company; Director, Federal
                                                                  Reserve Bank of Chicago;
                                                                  previously President and
                                                                  Chief Operating Officer,
                                                                  SCI Financial Group, Inc.
                                                                  (a regional financial
                                                                  services firm).
William L. Kissick            Nominee        Length of Service:   Professor Emeritus, School             19                    N/A
333 West Wacker Drive                        Since 1992           of Medicine and the Wharton
Chicago, IL 60606                                                 School of Management and
(7/29/32)                                                         former Chairman, Leonard
                                                                  Davis Institute of Health
                                                                  Economics, University of
                                                                  Pennsylvania; Adjunct
                                                                  Professor, Health Policy
                                                                  and Management, Yale
                                                                  University.
Thomas E. Leafstrand          Nominee        Length of Service:   Retired; previously, Vice              19                    N/A
333 West Wacker Drive                        Since 1992           President in charge of
Chicago, IL 60606                                                 Municipal Underwriting,
(11/11/31)                                                        Trading, and Dealer Sales
                                                                  at The Northern Trust
                                                                  Company.
Sheila W. Wellington          Nominee        Length of Service:   President of Catalyst (a               19                    N/A
333 West Wacker Drive                        Since 1994           not-for- profit
Chicago, IL 60606                                                 organization focusing on
(2/24/32)                                                         women's leadership
                                                                  development in business and
                                                                  the professions).

Nominee who is an interested
person* of the Trusts
----------------------------
Timothy R. Schwertfeger       Chairman of    Length of Service:   Chairman and Director                 141          See Principal
333 West Wacker Drive         the Board      Since 1996           (since 1996) of Nuveen                                Occupation
Chicago, IL 60606             and Trustee                         Investments, Inc. and                               description.
(3/28/49)                                                         Nuveen Investments, LLC;
                                                                  Director (since 1992) and
                                                                  Chairman (since 1996) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; Chairman
                                                                  and Director (since 1997)
                                                                  of Nuveen Asset Management,
                                                                  Inc.; Director (since 1996)
                                                                  of Institutional Capital
                                                                  Corporation; Chairman and
                                                                  Director (since 1999) of
                                                                  Rittenhouse Asset
                                                                  Management, Inc.; Chairman
                                                                  of Nuveen Investments
                                                                  Advisers Inc. (since 2002).
----------------------------------------------------------------------------------------------------------------------------------


 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Adviser.

** Trustees serve an indefinite term until a successor is elected. Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominee as of March 31, 2003:

                                              DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------
                                                                               MUNICIPAL TRUST
------------------------------------------------------------------------------------------------------------------------------
                                                INTERMEDIATE      INSURED
BOARD MEMBER NOMINEES                             DURATION       MUNICIPAL    ALL-AMERICAN     LIMITED TERM      HIGH YIELD
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                            0           0                 0               0                 0
Lawrence H. Brown                              $10,001-$50,000           0                 0               0   $10,001-$50,000
Anne E. Impellizzeri                                         0           0   $10,001-$50,000               0                 0
Peter R. Sawers                                $10,001-$50,000           0                 0               0                 0
William J. Schneider                                         0           0                 0   Over $100,000                 0
Judith M. Stockdale                                          0           0                 0               0                 0
Timothy R. Schwertfeger                          Over $100,000           0                 0               0                 0
William E. Bennett                                           0           0                 0               0                 0
Jack B. Evans                                                0           0                 0               0                 0
William L. Kissick                                           0           0                 0               0                 0
Thomas E. Leafstrand                                         0           0                 0               0                 0
Sheila W. Wellington                                         0           0                 0               0                 0
------------------------------------------------------------------------------------------------------------------------------

                                          DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                                     MULTISTATE I
----------------------------------------------------------------------------------------------------------------------
                                   ARIZONA    COLORADO     FLORIDA    MARYLAND   NEW MEXICO   PENNSYLVANIA    VIRGINIA
BOARD MEMBER NOMINEES            MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL    MUNICIPAL      MUNICIPAL   MUNICIPAL
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                        0           0           0           0            0              0           0
Lawrence H. Brown                        0           0           0           0            0              0           0
Anne E. Impellizzeri                     0           0           0           0            0              0           0
Peter R. Sawers                          0           0           0           0            0              0           0
William J. Schneider                     0           0           0           0            0              0           0
Judith M. Stockdale                      0           0           0           0            0              0           0
Timothy R. Schwertfeger                  0           0           0           0            0              0           0
William E. Bennett                       0           0           0           0            0              0           0
Jack B. Evans                            0           0           0           0            0              0           0
William L. Kissick                       0           0           0           0            0              0           0
Thomas E. Leafstrand                     0           0           0           0            0              0           0
Sheila W. Wellington                     0           0           0           0            0              0           0
----------------------------------------------------------------------------------------------------------------------

                                            DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                                                                 MULTISTATE II
-------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER           CALIFORNIA  CALIFORNIA  CONNECTICUT  MASSACHUSETTS  MASSACHUSETTS  NEW JERSEY  NEW YORK   NEW YORK
NOMINEES               MUNICIPAL    INSURED     MUNICIPAL     MUNICIPAL       INSURED     MUNICIPAL   MUNICIPAL  INSURED
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner               0           0            0              0              0           0          0         0
Lawrence H. Brown               0           0            0              0              0           0          0         0
Anne E. Impellizzeri            0           0            0              0              0           0          0         0
Peter R. Sawers                 0           0            0              0              0           0          0         0
William J. Schneider            0           0            0              0              0           0          0         0
Judith M. Stockdale             0           0            0              0              0           0          0         0
Timothy R.
  Schwertfeger                  0           0            0              0              0           0          0         0
William E. Bennett              0           0            0              0              0           0          0         0
Jack B. Evans                   0           0            0              0              0           0          0         0
William L. Kissick              0           0            0              0              0           0          0         0
Thomas E. Leafstrand            0           0            0              0              0           0          0         0
Sheila W. Wellington            0           0            0              0              0           0          0         0
-------------------------------------------------------------------------------------------------------------------------

                                            DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                                                                           MULTISTATE III
-------------------------------------------------------------------------------------------------------------------------
                                                                                     NORTH CAROLINA
BOARD MEMBER NOMINEES                      GEORGIA MUNICIPAL   LOUISIANA MUNICIPAL     MUNICIPAL      TENNESSEE MUNICIPAL
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                          0                     0                0                     0
Lawrence H. Brown                                          0                     0                0                     0
Anne E. Impellizzeri                                       0                     0                0                     0
Peter R. Sawers                                            0                     0                0                     0
William J. Schneider                                       0                     0                0                     0
Judith M. Stockdale                                        0                     0                0                     0
Timothy R. Schwertfeger                                    0                     0                0                     0
William E. Bennett                                         0                     0                0                     0
Jack B. Evans                                              0                     0                0                     0
William L. Kissick                                         0                     0                0                     0
Thomas E. Leafstrand                                       0                     0                0                     0
Sheila W. Wellington                                       0                     0                0                     0
-------------------------------------------------------------------------------------------------------------------------

                                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                                 EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN
                                                                                                          BY BOARD MEMBER
                                                                                                    NOMINEES IN FAMILY OF
                                            DOLLAR RANGE OF EQUITY SECURITIES                     INVESTMENT COMPANIES(1)
-------------------------------------------------------------------------------------------------------------------------
                                                       MULTISTATE IV
-------------------------------------------------------------------------------------------------------------------------
                               KANSAS    KENTUCKY   MICHIGAN   MISSOURI     OHIO     WISCONSIN
BOARD MEMBER NOMINEES         MUNICIPAL  MUNICIPAL  MUNICIPAL  MUNICIPAL  MUNICIPAL  MUNICIPAL
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                     0          0          0          0          0          0                          0
                                                                                                               (0 shares)
Lawrence H. Brown                     0          0          0          0          0          0              Over $100,000
                                                                                                           (8,256 shares)
Anne E. Impellizzeri                  0          0          0          0          0          0            $10,001-$50,000
                                                                                                           (3,579 shares)
Peter R. Sawers                       0          0          0          0          0          0              Over $100,000
                                                                                                          (12,787 shares)
William J. Schneider                  0          0          0          0          0          0              Over $100,000
                                                                                                          (28,085 shares)
Judith M. Stockdale                   0          0          0          0          0          0            $10,001-$50,000
                                                                                                           (2,711 shares)
Timothy R. Schwertfeger               0          0          0          0          0          0              Over $100,000
                                                                                                         (439,783 shares)
William E. Bennett                    0          0          0          0          0          0           $50,001-$100,000
                                                                                                           (3,411 shares)
Jack B. Evans                         0          0          0          0          0          0              Over $100,000
                                                                                                          (15,214 shares)
William L. Kissick                    0          0          0          0          0          0           $50,001-$100,000
                                                                                                           (6,706 shares)
Thomas E. Leafstrand                  0          0          0          0          0          0              Over $100,000
                                                                                                          (34,053 shares)
Sheila W. Wellington                  0          0          0          0          0          0              Over $100,000
                                                                                                                 (shares)
-------------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of March 31, 2003. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

                                   FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       MUNICIPAL TRUST
--------------------------------------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE     INSURED
BOARD MEMBER NOMINEES                                            DURATION   MUNICIPAL   ALL-AMERICAN   LIMITED TERM   HIGH YIELD
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                                    0           0              0              0            0
Lawrence H. Brown                                                1,428           0              0              0        1,002
Anne E. Impellizzeri                                                 0           0          1,579              0            0
Peter R. Sawers                                                  3,542           0              0              0            0
William J. Schneider                                                 0           0              0         16,085            0
Judith M. Stockdale                                                  0           0              0              0            0
Timothy R. Schwertfeger                                        150,418           0              0              0            0
William E. Bennett                                                   0           0              0              0            0
Jack B. Evans                                                        0           0              0              0            0
William L. Kissick                                                   0           0              0              0            0
Thomas E. Leafstrand                                                 0           0              0              0            0
Sheila W. Wellington                                                 0           0              0              0            0
All Board Member Nominees and Officers as a Group              201,509         755         10,880         16,085        1,755
--------------------------------------------------------------------------------------------------------------------------------

                                  FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                             MULTISTATE I
------------------------------------------------------------------------------------------------------------------------------
                                           ARIZONA    COLORADO     FLORIDA    MARYLAND   NEW MEXICO   PENNSYLVANIA    VIRGINIA
BOARD MEMBER NOMINEES                    MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL    MUNICIPAL      MUNICIPAL   MUNICIPAL
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                            0           0           0           0           0             0             0
Lawrence H. Brown                            0           0           0           0           0             0             0
Anne E. Impellizzeri                         0           0           0           0           0             0             0
Peter R. Sawers                              0           0           0           0           0             0             0
William J. Schneider                         0           0           0           0           0             0             0
Judith M. Stockdale                          0           0           0           0           0             0             0
Timothy R. Schwertfeger                      0           0           0           0           0             0             0
William E. Bennett                           0           0           0           0           0             0             0
Jack B. Evans                                0           0           0           0           0             0             0
William L. Kissick                           0           0           0           0           0             0             0
Thomas E. Leafstrand                         0           0           0           0           0             0             0
Sheila W. Wellington                         0           0           0           0           0             0             0
All Board Member Nominees and Officers       0           0           0           0           0             0             0
 as a Group
------------------------------------------------------------------------------------------------------------------------------

           FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
---------------------------------------------------------------------------------
                                                MULTISTATE II
---------------------------------------------------------------------------------
BOARD MEMBER                CALIFORNIA   CALIFORNIA   CONNECTICUT   MASSACHUSETTS
NOMINEES                     MUNICIPAL      INSURED     MUNICIPAL       MUNICIPAL
---------------------------------------------------------------------------------
Robert P. Bremner               0            0             0              0
Lawrence H. Brown               0            0             0              0
Anne E. Impellizzeri            0            0             0              0
Peter R. Sawers                 0            0             0              0
William J. Schneider            0            0             0              0
Judith M. Stockdale             0            0             0              0
Timothy R. Schwertfeger         0            0             0              0
William E. Bennett              0            0             0              0
Jack B. Evans                   0            0             0              0
William L. Kissick              0            0             0              0
Thomas E. Leafstrand            0            0             0              0
Sheila W. Wellington            0            0             0              0
All Board Member Nominees
  and Officers as a Group       0            0             0              0
---------------------------------------------------------------------------------

           FUND SHARES OWN  FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
--------------------------  -------------------------------------------------
                                              MULTISTATE II
--------------------------  -------------------------------------------------
BOARD MEMBER                MASSACHUSETTS   NEW JERSEY    NEW YORK   NEW YORK
NOMINEES                          INSURED    MUNICIPAL   MUNICIPAL    INSURED
--------------------------  -------------------------------------------------
Robert P. Bremner                 0             0            0          0
Lawrence H. Brown                 0             0            0          0
Anne E. Impellizzeri              0             0            0          0
Peter R. Sawers                   0             0            0          0
William J. Schneider              0             0            0          0
Judith M. Stockdale               0             0            0          0
Timothy R. Schwertfeger           0             0            0          0
William E. Bennett                0             0            0          0
Jack B. Evans                     0             0            0          0
William L. Kissick                0             0            0          0
Thomas E. Leafstrand              0             0            0          0
Sheila W. Wellington              0             0            0          0
All Board Member Nominees
  and Officers as a Group         0             0            0          0
--------------------------

                             FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------
                                                                  MULTISTATE III
---------------------------------------------------------------------------------------------------------------------
BOARD MEMBER NOMINEES        GEORGIA MUNICIPAL   LOUISIANA MUNICIPAL   NORTH CAROLINA MUNICIPAL   TENNESSEE MUNICIPAL
---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                    0                    0                       0                        0
Lawrence H. Brown                    0                    0                       0                        0
Anne E. Impellizzeri                 0                    0                       0                        0
Peter R. Sawers                      0                    0                       0                        0
William J. Schneider                 0                    0                       0                        0
Judith M. Stockdale                  0                    0                       0                        0
Timothy R. Schwertfeger              0                    0                       0                        0
William E. Bennett                   0                    0                       0                        0
Jack B. Evans                        0                    0                       0                        0
William L. Kissick                   0                    0                       0                        0
Thomas E. Leafstrand                 0                    0                       0                        0
Sheila W. Wellington                 0                    0                       0                        0
All Board Member Nominees
  and Officers as a Group            0                    0                       0                        0
---------------------------------------------------------------------------------------------------------------------

                         FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------
                                                                   MULTISTATE IV
------------------------------------------------------------------------------------------------------------
                                          KANSAS    KENTUCKY    MICHIGAN    MISSOURI        OHIO   WISCONSIN
BOARD MEMBER NOMINEES                  MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL
------------------------------------------------------------------------------------------------------------
Robert P. Bremner                          0           0           0           0           0           0
Lawrence H. Brown                          0           0           0           0           0           0
Anne E. Impellizzeri                       0           0           0           0           0           0
Peter R. Sawers                            0           0           0           0           0           0
William J. Schneider                       0           0           0           0           0           0
Judith M. Stockdale                        0           0           0           0           0           0
Timothy R. Schwertfeger                    0           0           0           0           0           0
William E. Bennett                         0           0           0           0           0           0
Jack B. Evans                              0           0           0           0           0           0
William L. Kissick                         0           0           0           0           0           0
Thomas E. Leafstrand                       0           0           0           0           0           0
Sheila W. Wellington                       0           0           0           0           0           0
All Board Member Nominees and
  Officers as a Group                      0           0           0           0           0           0
------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On March 31, 2003, continuing Board Members and executive officers as a group beneficially owned 578,368 common shares of all funds managed by NAC and NIAC (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of March 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. Appendix 1 sets forth the beneficial owners of at least 5% of the Funds' shares. To the best of the Trusts' knowledge, as of May 19, 2003, no person owned beneficially more than 5% of each of the Fund's outstanding shares, except as stated in Appendix 1.

COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. None of the

Funds are Participating Funds under the Deferred Compensation Plan, except Intermediate Duration, Insured Municipal, Ohio Municipal, Limited Term, Kentucky Municipal, New York Insured, Florida Municipal, All-American, Michigan Municipal, Tennessee Municipal, Connecticut Municipal and New York Municipal.


The table below shows, for each continuing Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Trust to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Trust, does not receive any compensation from a Trust or any Nuveen funds.


                                              AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     MUNICIPAL TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                         INTERMEDIATE        INSURED          ALL-
CONTINUING BOARD MEMBERS                                  DURATION(1)   MUNICIPAL(1)   AMERICAN(1)   LIMITED TERM(1)   HIGH YIELD
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                            6,007.01       1,869.21        726.82          1,453.50       283.20
Lawrence H. Brown                                            6,658.23       2,017.12        784.47          1,567.62       306.13
Anne E. Impellizzeri                                         5,942.52       1,849.36        719.06          1,437.68       283.20
Peter R. Sawers                                              5,974.73       1,860.19        722.96          1,447.99       275.43
William J. Schneider                                         6,101.34       1,899.38        738.25          1,478.41       279.32
Judith M. Stockdale                                          6,181.22       1,866.76        726.08          1,452.15       279.32
---------------------------------------------------------------------------------------------------------------------------------



                                             AGGREGATE COMPENSATION FROM THE FUNDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                             MULTISTATE I
-------------------------------------------------------------------------------------------------------------------------------
                                         ARIZONA    COLORADO        FLORIDA    MARYLAND   NEW MEXICO   PENNSYLVANIA    VIRGINIA
CONTINUING BOARD MEMBERS               MUNICIPAL   MUNICIPAL   MUNICIPAL(1)   MUNICIPAL    MUNICIPAL      MUNICIPAL   MUNICIPAL
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                         225.48       99.40            779      203.12       122.51         324.02      495.32
Lawrence H. Brown                         243.35      106.99            836      219.15       131.98         349.92      535.19
Anne E. Impellizzeri                      225.48       99.40            791      203.12       122.51         324.02      495.32
Peter R. Sawers                           220.51       97.33            796      198.56       119.89         316.75      484.15
William J. Schneider                      222.99       98.37            806      200.83       121.20         320.38      489.74
Judith M. Stockdale                       216.58       91.96            780      194.42       114.79         313.97      483.33
-------------------------------------------------------------------------------------------------------------------------------


                                              AGGREGATE COMPENSATION FROM THE FUNDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                       MULTISTATE II
----------------------------------------------------------------------------------------------------------------------------------
                          CALIFORNIA  CALIFORNIA   CONNECTICUT  MASSACHUSETTS  MASSACHUSETTS  NEW JERSEY      NEW YORK    NEW YORK
CONTINUING BOARD MEMBERS   MUNICIPAL     INSURED  MUNICIPAL(1)      MUNICIPAL        INSURED   MUNICIPAL  MUNICIPAL(1)  INSURED(1)
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             637.25      643.48        696.90         249.62         211.62      360.47        757.83      862.51
Lawrence H. Brown             679.30      686.27        743.66         266.16         225.93      384.61        824.11      937.86
Anne E. Impellizzeri          637.25      643.48        696.90         249.62         211.62      360.47        713.22      811.57
Peter R. Sawers               631.11      637.12        689.77         247.15         209.35      356.74        657.15      747.54
William J. Schneider          634.18      640.30        693.34         248.39         210.48      358.61        660.73      751.58
Judith M. Stockdale           634.18      640.30        693.34         248.39         210.48      358.61        741.78      844.13
----------------------------------------------------------------------------------------------------------------------------------


                                              AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                            MULTISTATE III
---------------------------------------------------------------------------------------------------------------------------------
CONTINUING BOARD MEMBERS              GEORGIA MUNICIPAL   LOUISIANA MUNICIPAL   NORTH CAROLINA MUNICIPAL   TENNESSEE MUNICIPAL(1)
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                346.53                285.57                     459.46                      686
Lawrence H. Brown                                374.30                308.36                     496.44                      736
Anne E. Impellizzeri                             346.53                285.57                     459.46                      697
Peter R. Sawers                                  338.90                279.36                     449.15                      702
William J. Schneider                             342.72                282.47                     454.30                      710
Judith M. Stockdale                              336.31                276.06                     447.89                      686
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                               TOTAL COMPENSATION
                                                                                                                FROM NUVEEN FUNDS
                                                                                                                    PAID TO BOARD
                                              AGGREGATE COMPENSATION FROM THE FUNDS                                       MEMBERS
---------------------------------------------------------------------------------------------------------------------------------
                                                              MULTISTATE IV
---------------------------------------------------------------------------------------------------------------------------------
                                 KANSAS       KENTUCKY       MICHIGAN    MISSOURI           OHIO   WISCONSIN
CONTINUING BOARD MEMBERS      MUNICIPAL   MUNICIPAL(1)   MUNICIPAL(1)   MUNICIPAL   MUNICIPAL(1)   MUNICIPAL
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                280.23          1,005            592      529.61          1,260      110.46            77,500.00
Lawrence H. Brown                302.57          1,079            636      572.29          1,403      118.94            82,000.00
Anne E. Impellizzeri             280.23          1,021            602      529.61          1,280      110.46            77,500.00
Peter R. Sawers                  273.97          1,027            606      517.62          1,288      108.12            79,250.00
William J. Schneider             277.10          1,040            613      523.61          1,304      109.29            77,500.00
Judith M. Stockdale              270.69          1,011            593      517.20          1,323      102.88            77,750.00
---------------------------------------------------------------------------------------------------------------------------------


(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:


                                                           DEFERRED FEES
   -----------------------------------------------------------------------------------------------------------------------------
                                                                                       MUNICIPAL TRUST
   -----------------------------------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE     INSURED
   CONTINUING BOARD MEMBERS                                      DURATION   MUNICIPAL   ALL-AMERICAN   LIMITED TERM   HIGH YIELD
   -----------------------------------------------------------------------------------------------------------------------------
   Robert P. Bremner                                                  912         284            110            221           --
   Lawrence H. Brown                                                   --          --             --             --           --
   Anne E. Impellizzeri                                             5,943       1,849            719          1,438           --
   Peter R. Sawers                                                  5,975       1,860            723          1,448           --
   William J. Schneider                                             6,101       1,899            738          1,478           --
   Judith M. Stockdale                                              1,605         484            188            379           --
   -----------------------------------------------------------------------------------------------------------------------------



                                                          DEFERRED FEES
   ---------------------------------------------------------------------------------------------------------------------------
                                                                             MULTISTATE I
   ---------------------------------------------------------------------------------------------------------------------------
                                           ARIZONA    COLORADO     FLORIDA    MARYLAND   NEW MEXICO   PENNSYLVANIA    VIRGINIA
   CONTINUING BOARD MEMBERS              MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL    MUNICIPAL      MUNICIPAL   MUNICIPAL
   ---------------------------------------------------------------------------------------------------------------------------
   Robert P. Bremner                            --          --         121          --           --             --          --
   Lawrence H. Brown                            --          --          --          --           --             --          --
   Anne E. Impellizzeri                         --          --         791          --           --             --          --
   Peter R. Sawers                              --          --         796          --           --             --          --
   William J. Schneider                         --          --         806          --           --             --          --
   Judith M. Stockdale                          --          --         211          --           --             --          --
   ---------------------------------------------------------------------------------------------------------------------------


                                                   DEFERRED FEES
   --------------------------------------------------------------------------------------------------------------
                                                                 MULTISTATE II
   --------------------------------------------------------------------------------------------------------------
                               CALIFORNIA   CALIFORNIA   CONNECTICUT   MASSACHUSETTS   MASSACHUSETTS   NEW JERSEY
   CONTINUING BOARD MEMBERS     MUNICIPAL      INSURED     MUNICIPAL       MUNICIPAL         INSURED    MUNICIPAL
   --------------------------------------------------------------------------------------------------------------
   Robert P. Bremner                   --           --            --              --              --           --
   Lawrence H. Brown                   --           --            --              --              --           --
   Anne E. Impellizzeri                --           --            --              --              --           --
   Peter R. Sawers                     --           --            --              --              --           --
   William J. Schneider                --           --            --              --              --           --
   Judith M. Stockdale                 --           --            --              --              --           --
   --------------------------------------------------------------------------------------------------------------

                                  DEFERRED FEES
   --------------------------  --------------------
                                  MULTISTATE II
   --------------------------  --------------------
                                NEW YORK   NEW YORK
   CONTINUING BOARD MEMBERS    MUNICIPAL    INSURED
   --------------------------  --------------------
   Robert P. Bremner                 101        115
   Lawrence H. Brown                  --         --
   Anne E. Impellizzeri              713        812
   Peter R. Sawers                   657        748
   William J. Schneider              661        752
   Judith M. Stockdale               165        188
   --------------------------



                                                           DEFERRED FEES
   ------------------------------------------------------------------------------------------------------------------------------
                                                                              MULTISTATE III
   ------------------------------------------------------------------------------------------------------------------------------
   CONTINUING BOARD MEMBERS              GEORGIA MUNICIPAL   LOUISIANA MUNICIPAL   NORTH CAROLINA MUNICIPAL   TENNESSEE MUNICIPAL
   ------------------------------------------------------------------------------------------------------------------------------
   Robert P. Bremner                                    --                    --                         --                   107
   Lawrence H. Brown                                    --                    --                         --                    --
   Anne E. Impellizzeri                                 --                    --                         --                   697
   Peter R. Sawers                                      --                    --                         --                   702
   William J. Schneider                                 --                    --                         --                   710
   Judith M. Stockdale                                  --                    --                         --                   185

                                                          DEFERRED FEES
   ---------------------------------------------------------------------------------------------------------------------------
                                                                                     MULTISTATE IV
   ---------------------------------------------------------------------------------------------------------------------------
                                                            KANSAS    KENTUCKY    MICHIGAN    MISSOURI        OHIO   WISCONSIN
   CONTINUING BOARD MEMBERS                              MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL
   ---------------------------------------------------------------------------------------------------------------------------
   Robert P. Bremner                                            --         156          92          --         196          --
   Lawrence H. Brown                                            --          --          --          --          --          --
   Anne E. Impellizzeri                                         --       1,021         602          --       1,280          --
   Peter R. Sawers                                              --       1,027         606          --       1,288          --
   William J. Schneider                                         --       1,040         613          --       1,304          --
   Judith M. Stockdale                                          --         276         162          --         361          --
   ---------------------------------------------------------------------------------------------------------------------------


Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Trust. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Trust held no meetings during their last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Trust held four meetings during its last fiscal year.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Trust. The valuation committee oversees the Trust's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Trust held one meeting during its last fiscal year, except Ohio Municipal held two meetings.

Each Trust's Board has an audit committee composed of Independent Board Members. The audit committee monitors the accounting and reporting policies and practices of the Trusts, the quality and integrity of the financial statements of the Trusts, compliance by the Trusts with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Trust's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Trust held three meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Trust is committed to a governance committee composed of all Board Members who are not "interested persons" of that Trust. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The governance committee of each Trust held one meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Trust held four regular quarterly meetings except Municipal Trust held three regular meetings and one special board meeting during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Trust's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of May 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Trust are elected by the Board on an annual basis to serve until successors are elected and qualified.


-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS
                                                                                                              IN FUND
                            POSITION(S)      TERM OF OFFICE                                                   COMPLEX
NAME, ADDRESS                  HELD          AND LENGTH OF                 PRINCIPAL OCCUPATIONS             SERVED BY
AND BIRTHDATE               WITH TRUST       TIME SERVED**                DURING PAST FIVE YEARS              OFFICER
-----------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman      Chief            Term: Annual         Managing Director (since 2002), Assistant       141
333 West Wacker Drive     Administrative   Length of Service:   Secretary and Associate General Counsel,
Chicago, IL 60606         Officer          Since 1988           formerly, Vice President of Nuveen
(9/9/56)                                                        Investments, LLC; Managing Director (since
                                                                2002), General Counsel and Assistant
                                                                Secretary, formerly, Vice President of
                                                                Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Managing
                                                                Director (since 2002) and Assistant
                                                                Secretary and Associate General Counsel,
                                                                formerly Vice President (since 2000) of
                                                                Nuveen Asset Management, Inc.; Assistant
                                                                Secretary of Nuveen Investments, Inc.
                                                                (since 1994); Assistant Secretary of NWQ
                                                                Investment Management Company, LLC (since
                                                                2002); Vice President and Assistant
                                                                Secretary of Nuveen Investments Advisers
                                                                Inc. (since 2002); Managing Director,
                                                                Associate General Counsel and Assistant
                                                                Secretary of Rittenhouse Asset Management,
                                                                Inc. (since May 2003); Chartered Financial
                                                                Analyst.

Michael T. Atkinson       Vice President   Term: Annual         Vice President (since 2002), formerly           141
333 West Wacker Drive     and Assistant    Length of Service:   Assistant Vice President (from 2000),
Chicago, IL 60606         Secretary        Since 2002           previously, Associate of Nuveen
(2/3/66)                                                        Investments, LLC.

Paul L. Brennan           Vice President   Term: Annual         Vice President (since 2002), formerly           135
333 West Wacker Drive                      Length of Service:   Assistant Vice President (since 1997) of
Chicago, IL 60606                          Since 1997           Nuveen Advisory Corp.; Chartered Financial
(11/10/66)                                                      Analyst and Certified Public Accountant.

Peter H. D'Arrigo         Vice President   Term: Annual         Vice President of Nuveen Investments, LLC       141
333 West Wacker Drive     and Treasurer    Length of Service:   (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                          Since 1999           President (from 1997); Vice President and
(11/28/67)                                                      Treasurer (since 1999) of Nuveen
                                                                Investments, Inc.; Vice President and
                                                                Treasurer (since 1999) of Nuveen Advisory
                                                                Corp. and Nuveen Institutional Advisory
                                                                Corp; Vice President and Treasurer of
                                                                Nuveen Asset Management, Inc. (since 2002)
                                                                and of Nuveen Investments Advisers Inc.
                                                                (since 2002); Assistant Treasurer of NWQ
                                                                Investments Management Company, LLC. (since
                                                                2002); Chartered Financial Analyst.

Susan M. DeSanto          Vice President   Term: Annual         Vice President of Nuveen Advisory Corp.         141
333 West Wacker Drive                      Length of Service:   (since 2001); previously, Vice President of
Chicago, IL 60606                          Since 2001           Van Kampen Investment Advisory Corp. (from
(9/8/54)                                                        1998).

Jessica R. Droeger        Vice President   Term: Annual         Vice President (since 2002) and Assistant       141
333 West Wacker Drive     and Secretary    Length of Service:   General Counsel (since 1998), formerly
Chicago, IL 60606                          Since 1998           Assistant Vice President (from 1998) of
(9/24/64)                                                       Nuveen Investments, LLC; Vice President
                                                                (since 2002) and Assistant Secretary (from
                                                                1998), formerly Assistant Vice President of
                                                                Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS
                                                                                                              IN FUND
                            POSITION(S)      TERM OF OFFICE                                                   COMPLEX
NAME, ADDRESS                  HELD          AND LENGTH OF                 PRINCIPAL OCCUPATIONS             SERVED BY
AND BIRTHDATE               WITH TRUST       TIME SERVED**                DURING PAST FIVE YEARS              OFFICER
-----------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson         Vice President   Term: Annual         Vice President of Nuveen Investments, LLC       141
333 West Wacker Drive                      Length of Service:   (since 1998); Vice President (since 1998)
Chicago, IL 60606                          Since 1998           of Nuveen Advisory Corp. and Nuveen
(10/24/45)                                                      Institutional Advisory Corp.

William M. Fitzgerald     Vice President   Term: Annual         Managing Director (since 2001), formerly        141
333 West Wacker Drive                      Length of Service:   Vice President (since 1995) of Nuveen
Chicago, IL 60606                          Since 1995           Advisory Corp. and Nuveen Institutional
(3/2/64)                                                        Advisory Corp.; Managing Director of Nuveen
                                                                Asset Management, Inc. (since 2001); Vice
                                                                President of Nuveen Investments Advisers
                                                                Inc. (since 2002); Chartered Financial
                                                                Analyst.

Stephen D. Foy            Vice President   Term: Annual         Vice President (since 1993) and Funds           141
333 West Wacker Drive     and Controller   Length of Service:   Controller (since 1998) of Nuveen
Chicago, IL 60606                          Since 1993           Investment, LLC; Vice President and Funds
(5/31/54)                                                       Controller (since 1998) of Nuveen
                                                                Investments, Inc.; Certified Public
                                                                Accountant.

J. Thomas Futrell         Vice President   Term: Annual         Vice President of Nuveen Advisory Corp.;        135
333 West Wacker Drive                      Length of Service:   Chartered Financial Analyst.
Chicago, IL 60606                          Since 1992
(7/5/55)

Richard A. Huber          Vice President   Term: Annual         Vice President of Nuveen Institutional          135
333 West Wacker Drive                      Length of Service:   Advisory Corp. (since 1998) and Nuveen
Chicago, IL 60606                          Since 1997           Advisory Corp. (since 1997).
(3/26/63)

Steven J. Krupa           Vice President   Term: Annual         Vice President of Nuveen Advisory Corp.         135
333 West Wacker Drive                      Length of Service:
Chicago, IL 60606                          Since 1990
(8/21/57)

David J. Lamb             Vice President   Term: Annual         Vice President of Nuveen Investments, LLC       141
333 West Wacker Drive                      Length of Service:   (since 2000); prior thereto, Assistant Vice
Chicago, IL 60606                          Since 2000           President (from 1999); formerly Associate
(3/22/63)                                                       of Nuveen Investments, LLC; Certified
                                                                Public Accountant.

Tina M. Lazar             Vice President   Term: Annual         Vice President of Nuveen Investments, LLC       141
333 West Wacker Drive                      Length of Service:   (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                          Since 2002           President (since 1993) of Nuveen
(8/27/61)                                                       Investments, LLC.

Larry W. Martin           Vice President   Term: Annual         Vice President, Assistant Secretary and         141
333 West Wacker Drive     and Assistant    Length of Service:   Assistant General Counsel of Nuveen
Chicago, IL 60606         Secretary        Since 1988           Investments, LLC; Vice President and
(7/27/51)                                                       Assistant Secretary of Nuveen Advisory
                                                                Corp. and Nuveen Institutional Advisory
                                                                Corp.; Assistant Secretary of Nuveen
                                                                Investments, Inc.; Assistant Secretary of
                                                                Nuveen Asset Management, Inc. (since 1997);
                                                                Vice President (since 2000), Assistant
                                                                Secretary and Assistant General Counsel
                                                                (since 1998) of Rittenhouse Asset
                                                                Management, Inc.; Vice President and
                                                                Assistant Secretary of Nuveen Investments
                                                                Advisers Inc. (since 2002); Assistant
                                                                Secretary of NWQ Investment Management
                                                                Company, LLC (since 2002).

Edward F. Neild, IV       Vice President   Term: Annual         Managing Director (since 2002), formerly,       141
333 West Wacker Drive                      Length of Service:   Vice President (from 1996) of Nuveen
Chicago, IL 60606                          Since 1996           Institutional Advisory Corp. and Nuveen
(7/7/65)                                                        Advisory Corp.; Managing Director of Nuveen
                                                                Asset Management, Inc. (since 1999);
                                                                Chartered Financial Analyst.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS
                                                                                                              IN FUND
                            POSITION(S)      TERM OF OFFICE                                                   COMPLEX
NAME, ADDRESS                  HELD          AND LENGTH OF                 PRINCIPAL OCCUPATIONS             SERVED BY
AND BIRTHDATE               WITH TRUST       TIME SERVED**                DURING PAST FIVE YEARS              OFFICER
-----------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy   Vice President   Term: Annual         Vice President (since 2002), previously,        135
333 West Wacker Drive                      Length of Service:   Assistant Vice President (1998) of Nuveen
Chicago, IL 60606                          Since 1998           Advisory Corp.
(9/4/60)

Thomas C. Spalding        Vice President   Term: Annual         Vice President of Nuveen Advisory Corp. and     135
333 West Wacker Drive                      Length of Service:   Nuveen Institutional Advisory Corp.;
Chicago, IL 60606                          Since 1987           Chartered Financial Analyst.
(7/31/51)


---------------

** Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.  PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES

The Board has proposed amending each Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program. In addition, the Board has proposed amending each Fund's fundamental policy regarding investing in only municipal securities to enable the Fund to invest in non-municipal securities in connection with workouts of distressed credits.

BORROWING AND LENDING

Each Fund's current fundamental investment policy regarding borrowing states:


     The Fund may not borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its assets at the time of borrowing or
     (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.


Each Fund's current fundamental policy regarding lending states:


     The Fund may not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objections, policies and limitations.


The Board recommends that shareholders vote to replace these policies with the following fundamental investment policy governing borrowing and the following fundamental investment policy regarding lending:

     The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

     The Fund may not make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.


In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, the Boards of the Nuveen Funds have determined that an interfund lending program would allow the Nuveen Funds, including the Funds, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable each Trust to participate in this interfund lending program.



Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, all Nuveen Funds, including the Funds, will file an application for exemption from certain provisions of the 1940 Act with the Securities and Exchange Commission ("SEC"). The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations and the relief, if and when granted, would allow the Adviser to set up a more regular program if it and the Board of the Trust determines that a more regular program would be in the best interests of a fund. Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

Nuveen's open-end funds are far more likely to experience large net cash outflows during an emergency situation than the closed-end funds, therefore the open-end funds will likely be the only funds that would borrow extensively under the program. However, because the closed-end funds might be able to lend money at attractive rates under the program, it is proposed that all current and future Nuveen Funds, both open-end and closed-end, may participate in the program. Because the interest earned by the lending fund on such loans is taxable, Nuveen anticipates that funds that invest primarily in municipal securities would only participate in the program as lenders if the Adviser believes that it would be in the best interests of the shareholders of such funds. Funds that invest primarily in securities other than municipal securities may also utilize the program in non-emergency situations.

Currently, the Nuveen open-end funds can borrow from banks for temporary purposes and can lend to banks or other entities in the form of repurchase agreements or investment in other short-term instruments. The proposed program would reduce the open-end funds' borrowing costs and enhance their ability to earn higher rates of interest on investment of their short-term cash balances. The open-end funds would still be free to establish committed lines of credit or other borrowing arrangements with banks.


It is currently anticipated that the interest rate that will be charged to the funds on any interfund loan ("Interfund Loan Rate") would be the average of the "Repo Rate"(1) and the "Bank Loan Rate."(2) The program would be administered by employees of the Adviser, including representatives of the Funds' Administration and Financial Analysis, Product Management, Portfolio Operations and Trading and/or representatives of the Portfolio Management and Research Department who are not portfolio managers ("Interfund Lending Team"). Under the proposed program, in an emergency situation, a meeting of the Interfund Lending Team would be called and the Team would collect data on the uninvested cash and borrowing requirements of the funds. Once it determines the aggregate amount of cash available for loans and borrowing demand, the Interfund Lending Team would allocate loans among borrowing funds with input from portfolio managers.


The Interfund Lending Team would allocate borrowing demand and cash available for lending among the funds on what the Interfund Lending Team believes to be an equitable basis, subject to certain administrative procedures applicable to all funds, such as the time of filing requests to participate, minimum loan lot sizes, and the need to minimize the number of transactions and associated administrative costs. To reduce transaction costs, each loan normally would be allocated in a manner intended to minimize the number of funds necessary to complete the loan transaction. The method of allocation and related administrative procedures would be approved by the Board, including a majority of the Independent Board Members, to ensure both borrowing and lending funds participate on an equitable basis.


The Adviser would (i) monitor the interest rates charged and other terms and conditions of the Interfund Loans, (ii) ensure compliance with each fund's investment policies and limitations, (iii) ensure equitable treatment of each fund, and (iv) make quarterly reports to the Board concerning any transactions by the funds under the program and the Interfund Loan Rates. Nuveen would administer the credit facility as part of its duties under its existing advisory contract with each fund and would receive no additional fee as compensation for its services. The actual terms of any Interfund Loan Program in which the Funds may participate may change from time to time from the description presented here both as a result of a regulatory action in connection with the granting of the appropriate regulatory approvals, or as approved by a Board of a Trust.



Although, under the proposed new investment policies, each Fund may borrow and lend to the full extent permitted by the 1940 Act, currently each Fund only intends to change its current practices with respect to borrowing and lending solely to the extent it participates in the proposed interfund lending program. However, under the proposed new investment policies, each Fund reserves the right in the future to engage in borrowing and lending to the full extent permitted by the 1940 Act.


INVESTMENTS IN MUNICIPAL SECURITIES

Each Fund currently has the following fundamental policy:


     The Fund may not invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus.


---------------

(1) The "Repo Rate" for any day would be the highest rate available to the funds from investing in overnight repurchase agreements with a highly reputable counterparty.

(2) The "Bank Loan Rate" for any day would be calculated by Nuveen each day an interfund loan is made according to a formula established by the Board designed to approximate the lowest interest rate at which bank short-term loans would be available to the funds. The formula would be based upon a publicly available rate (e.g., Federal Funds plus 25 basis points) and would vary with this rate so as to reflect changing bank loan rates. The Board periodically would review the continuing appropriateness of using the publicly available rate, as well as the relationship between the Bank Loan Rate and current bank loan rates that would be available to the funds. The initial formula and any subsequent modifications to the formula would be subject to the approval of the Board.

The Board recommends that shareholders vote to replace this policy with the following fundamental policy:


     The Fund may not invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer.


In connection with distressed issuers, the revised policy would provide the Adviser with the flexibility to pursue each Fund's interests in bond workout situations. It is anticipated that the Funds would invest in such taxable fixed-income or equity securities in cases where the Adviser determines that acquiring control of management of an issuer whose municipal bonds have deteriorated or are expected to deteriorate significantly in credit quality would likely enable the Funds to better prevent the credit deterioration or facilitate the liquidation or other workout of the issuer's credit problem. Investments in any taxable fixed-income or equity securities may produce taxable income to a Fund.

VOTES REQUIRED

Approval of the proposed changes to a Fund's fundamental investment policies requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund voting separately with each class of shares of the Fund voting together as a single class. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on the proposed changes to each fundamental investment policy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed PriceWaterhouseCoopers LLP independent public accountants, as independent auditors to audit the books and records of each Trust for its fiscal year. A representative of PriceWaterhouseCoopers LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. PriceWaterhouseCoopers LLP has informed each Trust that it has no direct or indirect material financial interest in the Trust, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

On May 15, 2002, Arthur Andersen LLP resigned as independent accountants of the Nuveen open-end mutual funds. Each Trusts' audit committee accepted Arthur Andersen's resignation, participated in the process of evaluating new accounting firms and approved the selection of PricewaterhouseCoopers LLP as the new independent accountants on May 15, 2002. The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. In connection with its audits for the two most recent fiscal years and through May 15, 2002 there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through May 15, 2002, there have been no events that are required to be reported. Nuveen has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. However in light of the circumstances surrounding Arthur Andersen LLP, Nuveen was not able to obtain such letter for inclusion with this proxy.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

INFORMATION ABOUT THE UNDERWRITER

Nuveen Investments, LLC (the "Underwriter"), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. The Underwriter is a wholly owned subsidiary of Nuveen Investments, Inc.

SHAREHOLDER PROPOSALS

The Trusts do not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because each Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Trust should send their written proposals to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before a Trust begins to print and mail its proxy materials for the meeting.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Trusts. All other costs in connection with the solicitation of proxies, will be paid by the Trusts pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Trusts have engaged D.F. King & Co., Inc., to assist in the solicitation of proxies at an estimated cost of $2,500 per Fund plus reasonable expenses.

FISCAL YEAR

The last fiscal year end for each Trust was as follows:


Municipal Trust                                                April 30, 2003
Multistate I                                                   May 31, 2003
Multistate II                                                  February 28, 2003
Multistate III                                                 May 31, 2003
Multistate IV                                                  May 31, 2003


ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record following each Trust's fiscal year end. Each Trust will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Trust.

A list of shareholders entitled to be present and to vote at each Special Meeting will be available at the offices of the Trusts, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Special Meeting.

Failure of a quorum to be present at any Special Meeting will necessitate adjournment and will subject that Trust to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Trust's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary


June 17, 2003

                                   APPENDIX 1


-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
All-American                              A        MLPF&S for the Sole Benefit of Its         4,366,230.5620    20.79
                                                   Customers
                                                   Attn Fund Admin Sec 974T2
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
High Yield                                A        MLPF&S                                       660,473.3710    13.61
                                                   For Its Customers
                                                   Attn Fund Admin Sec 97E84
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Insured Municipal                         A                                                               --
Intermediate Duration                     A        MLPF&S for the Benefit of Its Customers    6,842,573.9790    23.43
                                                   Attn Fund Admn/97GX8
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Limited Term                              A        MLPF&S for the Sole Benefit of Its        10,019,064.1580    21.15
                                                   Customers
                                                   Attn Fund Admin Sec 973N5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Arizona Municipal                         A        MLPF&S for the Benefit of Its Customers    1,152,891.3590    17.51
                                                   Attn Fund Admn 97E76
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
California Municipal                      A        MLPF&S for the Benefit of Its Customers      295,969.6720     5.89
                                                   Attn Fund Admn/97E72
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
California Insured                        A        Painwebber for the Benefit of Mildred        603,475.7520     8.47
                                                   D. Galli
                                                   Ttee of the Mildred D. Galli
                                                   Revocable Trust Dtd 12-21-00
                                                   48 Linden Ave.
                                                   Atherton, CA 94027-2149
Colorado Municipal                        A        MLPF&S for the Sole Benefit & of Its         531,262.8940    17.13
                                                   Customers
                                                   Attn Fund Admn Sec 971X9
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Connecticut Municipal                     A        MLPF&S for the Sole Benefit & of Its       3,880,378.6870    18.11
                                                   Customers
                                                   Attn Fund Admn Sec 973F5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Florida Municipal                         A        MLPF&S for the Benefit of Its Customers    6,625,290.5000    27.97
                                                   Attn Fund Admn 97E80
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Georgia Municipal                         A        MLPF&S for the Sole Benefit of Its         2,749,298.3500    26.27
                                                   Customers
                                                   Attn Fund Admn Sec 970C4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Kansas Municipal                          A        MLPF&S for the Sole Benefit of Its         1,198,252.3910    12.55
                                                   Customers
                                                   Attn Fund Admn 979D0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Kentucky Municipal                        A        MLPF&S for the Benefit of Its Customers    3,108,941.0190     8.28
                                                   Attn Fund Admn Sec 971X8
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
Louisiana Municipal                       A        MLPF&S for the Sole Benefit of Its         3,020,355.5160    37.91
                                                   Customers
                                                   Attn Fund Admn Sec 70079
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Nuveen Maryland Municipal                 A        MLPF&S for the Benefit of Its Customers      292,119.9830     9.33
                                                   Attn Fund Admn/97E83
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Massachusetts Municipal                   A                                                               --
Massachusetts Insured                     A                                                               --
Michigan Municipal                        A        MLPF&S for Its Customers                   6,631,667.2240    39.41
                                                   Attn Fund Admn 97E75
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Missouri Municipal                        A        MLPF&S for the Sole Benefit & of Its       3,076,815.4940    14.87
                                                   Customers
                                                   Attn Fund Admn Sec 973G2
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New Jersey Municipal                      A        MLPF&S for the Benefit of Its Customers      756,619.3440    10.98
                                                   Attn Fund Admn/97E82
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New Mexico Municipal                      A        MLPF&S for the Sole Benefit of Its         1,008,946.9720    22.73
                                                   Customers
                                                   Attn Fund Admn Sec 97AF5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New York Municipal                        A        MLPF&S for the Benefit of Its Customers    1,437,223.5390    13.64
                                                   Attn Fund Admn/97E86
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New York Insured                          A        MLPF&S for the Benefit of Its Customers      384,880.4080     5.61
                                                   Attn Fund Admn/97E77
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
North Carolina Municipal                  A        MLPF&S for the Sole Benefit of Its         1,943,399.3580    12.01
                                                   Customers
                                                   Attn Fund Admn Sec 970C6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Ohio Municipal                            A        MLPF&S For Its Customers                   9,465,561.2670    28.84
                                                   Attn Fund Admn/97E84
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Pennsylvania Municipal                    A        MLPF&S For Its Customers                   1,244,788.6040    19.13
                                                   Attn Fund Admn/97E74
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Tennessee Municipal                       A        MLPF&S for the Sole Benefit of Its         4,016,176.5270    16.80
                                                   Customers
                                                   Attn Fund Admn Sec 970N6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Virginia Municipal                        A        MLPF&S for Its Customers                   2,577,595.1870    18.63
                                                   Attn Fund Admn 97E81
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Wisconsin Municipal                       A        Citigroup Global Markets Inc.                840,873.3090    21.27
                                                   00127113901
                                                   333 West 34th Street -- 3rd Floor
                                                   New York, NY 10001-2402

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
All-American                              B        MLPF&S for the Sole Benefit of Its         1,227,417.4290    28.50
                                                   Customers
                                                   Attn Fund Admn Sec 97NB8
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
High Yield                                B        MLPF&S for Its Customers                     726,247.0560    24.03
                                                   Attn Fund Admn
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Insured Municipal                         B        MLPF&S for the Benefit of Its Customers      534,419.5910    13.48
                                                   Attn Fund Admn/97NB1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Intermediate Duration                     B        MLPF&S for the Benefit of Its Customers    1,357,497.3560    35.80
                                                   Attn Fund Admn/97NB0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Arizona Municipal                         B        MLPF&S for the Sole Benefit of Its           169,621.8100    28.55
                                                   Customers
                                                   Attn Fund Admn Sec 97ND2
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
California Municipal                      B        MLPF&S for the Benefit of Its Customers      230,450.3110    12.97
                                                   Attn Fund Admn/97NB2
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Painwebber for the Benefit of                 96,292.2310     5.42
                                                   Florence V Johnston Ttee
                                                   Johnston Family Trust #1
                                                   Utd 02/21/82
                                                   4539 Perham
                                                   Corona Del Mar, CA 92625-3123
California Insured                        B        MLPF&S for the Benefit of Its Customers      382,932.8510    19.72
                                                   Attn Fund Admn/97NB3
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Colorado Municipal                        B        MLPF&S for the Sole Benefit of Its            77,073.5140    13.11
                                                   Customers
                                                   Attn Fund Admn Sec 97NC0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Pershing LLC                                  33,062.3920     5.62
                                                   P.O. Box 2052
                                                   Jersey City, NJ 07303-2052
                                                   Pershing LLC                                  60,196.8870    10.24
                                                   P.O. Box 2052
                                                   Jersey City, NJ 07303-2052
Connecticut Municipal                     B        MLPF&S for the Sole Benefit of Its           613,372.0130    20.43
                                                   Customers
                                                   Attn Fund Admn Sec 97NC1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Florida Municipal                         B        MLPF&S for the Sole Benefit of Its         1,095,748.4860    34.39
                                                   Customers
                                                   Attn Fund Admn Sec 97ND3
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Georgia Municipal                         B        MLPF&S for the Sole Benefit of Its           645,973.3720    36.12
                                                   Customers
                                                   Attn Fund Admn Sec 97NC2
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Kansas Municipal                          B        MLPF&S for the Sole Benefit of Its           129,588.2040    10.90
                                                   Customers
                                                   Attn Fund Admn Sec 97NC3
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
Kentucky Municipal                        B        MLPF&S for the Sole Benefit of Its           246,657.4830    13.31
                                                   Customers
                                                   Attn Fund Admn Sec 97NC4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Louisiana Municipal                       B        MLPF&S for the Sole Benefit of Its           774,832.9410    39.49
                                                   Customers
                                                   Attn Fund Admn Sec 97NC5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Maryland Municipal                        B        MLPF&S for the Benefit of Its Customers      389,017.5220    28.26
                                                   Attn Fund Admn 97NB4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   NFSC FEBO A1F-190500                          86,821.7730     6.31
                                                   Alan F Rabson
                                                   Ruth Kirschstein
                                                   6 West Drive
                                                   Bethesda, MD 20814-1510
Massachusetts Municipal                   B        MLPF&S for the Benefit of Its Customers      188,302.5300    23.66
                                                   Attn Fund Admn/97NB5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Massachusetts Insured                     B        MLPF&S for the Benefit of Its Customers       35,523.1380     5.71
                                                   Attn Fund Admn/97NB6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Deborah Gilman                                37,131.7500     5.97
                                                   Stuart Cohen Trs
                                                   Deborah Gilman 1999 Rev Trust
                                                   U/A 03/11/99
                                                   280 Newtonville Ave, Apt 509
                                                   Newton, MA 02460-2053
                                                   Josephine H Penna                             33,364.2090     5.36
                                                   Marilyn P Kane
                                                   Anita C Morace
                                                   JT Wros
                                                   80 Howard St
                                                   Agawam, MA 01001-1132
Michigan Municipal                        B        MLPF&S for the Sole Benefit of Its           325,329.6200    35.70
                                                   Customers
                                                   Attn Fund Admn Sec 97ND4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Ruth A Weglarz                                57,461.3800     6.30
                                                   David A & Michael J Hagen Trs
                                                   Elaine M Hagen Irrevocable Trust
                                                   U/A 06/29/99
                                                   47991 Ben Franklin Drive
                                                   Shelby Township, MI 48315-4123
Missouri Municipal                        B        MLPF&S for the Sole Benefit of Its           230,947.6830    22.07
                                                   Customers
                                                   Attn Fund Admn Sec 97NC6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New Jersey Municipal                      B        MLPF&S for the Benefit of Its Customers      654,066.2000    25.90
                                                   Attn Fund Admn Sec 97NH0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New Mexico Municipal                      B        MLPF&S for the Sole Benefit of Its           118,481.8020    22.00
                                                   Customers
                                                   Attn Fund Admn Sec 97NC7
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
New York Municipal                        B        MLPF&S for the Benefit of Its Customers      635,183.5960    16.35
                                                   Attn Fund Admn/97NH1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New York Insured                          B        MLPF&S for the Benefit of Its Customers      554,951.4100    21.56
                                                   Attn Fund Admn/97NB7
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   NFSC FEBO OTM-562610                         154,052.5250     5.99
                                                   William M Donofrio
                                                   25 Homer Street
                                                   Staten Island, NY 10301-3101
North Carolina Municipal                  B        MLPF&S for the Sole Benefit of Its           241,648.2500    10.61
                                                   Customers
                                                   Attn Fund Admn Sec 97NC8
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Ohio Municipal                            B        MLPF&S for the Sole Benefit of Its           891,259.9430    37.87
                                                   Customers
                                                   Attn Fund Admn Sec 97ND5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Pennsylvania Municipal                    B        MLPF&S for the Sole Benefit of Its           348,282.7550    29.18
                                                   Customers
                                                   Attn Fund Admn Sec 97ND6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Tennessee Municipal                       B        MLPF&S for the Sole Benefit of Its           134,716.6280     6.92
                                                   Customers
                                                   Attn Fund Admn Sec 97ND0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Virginia Municipal                        B        MLPF&S for the Sole Benefit of Its           403,632.5570    21.15
                                                   Customers
                                                   Attn Fund Admn Sec 97ND7
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Wisconsin Municipal                       B        MLPF&S for the Sole Benefit of Its            31,698.9730     5.75
                                                   Customers
                                                   Attn Fund Admn Sec 97ND1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Painwebber for the Benefit of                 58,094.5020    10.54
                                                   Mr William J Hurkman and
                                                   Mrs Marian T Hurkman Jtten
                                                   2304 South Arch Street
                                                   Janesville, WI 53546-6126
                                                   USBANCORP Piper Jaffray                       29,603.1480     5.37
                                                   A C 1840-1944
                                                   U S Bancorp Center
                                                   800 Nicollet Mall
                                                   Minneapolis, MN 55402-7000
                                                   Fahnestock & Co Inc FBO                       92,193.5210    16.72
                                                   D160000248
                                                   Richard Blomquist
                                                   1660 N. Prospect Ave #2807
                                                   Milwaukee, WI 53202-6716
Nuveen All-American                       C        MLPF&S for the Sole Benefit of Its         3,035,789.2200    46.56
                                                   Customers
                                                   Attn Fund Admn Sec 97MB0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
High Yield                                C        MLPF&S for Its Customers                     819,278.9090    35.12
                                                   Attn Fund Admn
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
Insured Municipal                         C        MLPF&S for the Benefit of Its Customers      535,413.3390    17.57
                                                   Attn Fund Admn/97GW6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Intermediate Duration                     C        MLPF&S for the Benefit of Its Customers    2,184,971.3980    40.89
                                                   Attn Fund Admn/97GX9
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Limited Term                              C        MLPF&S for the Sole Benefit of Its        14,506,729.9000    46.73
                                                   Customers
                                                   Attn Fund Admn Sec 97HW4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Arizona Municipal                         C        MLPF&S for Its Customers                     246,767.8970    30.20
                                                   Attn Fund Admn 97GX6
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Pershing LLC                                  57,229.9940     7.00
                                                   P.O. Box 2052
                                                   Jersey City, NJ 07303-2052
California Municipal                      C        Joseph Daou                                   91,886.1460     5.43
                                                   Marie Daou Trs
                                                   Joseph & Marie Daou Fam Trust
                                                   U/A 03/11/96
                                                   PO Box 676188
                                                   Rancho Santa Fe, CA 92067-6188
                                                   Citigroup Global Markets Inc.                 98,135.4270     5.80
                                                   00154905690
                                                   333 West 34th Street -- 3rd Floor New
                                                   York, NY 10001-2402
                                                   MLPF&S for the Benefit of Its Customers      273,678.8420    16.18
                                                   Attn Fund Admn/97GY0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
California Insured                        C        MLPF&S for the Benefit of Its Customers      176,414.7040    13.87
                                                   Attn Fund Admn/97GY1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Dean Witter for the Benefit of                72,992.7010     5.74
                                                   The Maniatakos Family Trust
                                                   PO Box 250 Church Street Station
                                                   New York, NY 10008-0250
Colorado Municipal                        C        MLPF&S for the Sole Benefit of Its           209,416.9990    32.65
                                                   Customers
                                                   Attn Fund Admn Sec 97ND9
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   First Clearing Corporation                    34,668.3550     5.40
                                                   A C 6727-4390
                                                   Ruth H Richard
                                                   2731 S Xanadu Way
                                                   Aurora, CO 80014-3479
Connecticut Municipal                     C        MLPF&S for the Sole Benefit of Its           785,907.7610    21.06
                                                   Customers
                                                   Attn Fund Admn Sec 97CM5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   NFSC FEBO C1Q-077658                         215,800.9640     5.78
                                                   Andrew A Rooney
                                                   524 West 57th Street
                                                   New York, NY 10019-2902
Florida Municipal                         C        MLPF&S for Its Customers                   1,767,119.2620    51.06
                                                   Attn Fund Admn 97GX3
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
Georgia Municipal                         C        MLPF&S for the Sole Benefit of Its         1,123,838.8870    44.59
                                                   Customers
                                                   Attn Fund Admn Sec 97C83
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Kansas Municipal                          C        MLPF&S for the Sole Benefit of Its           333,004.4660    14.57
                                                   Customers
                                                   Attn Fund Admn Sec 97NE0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Kentucky Municipal                        C        MLPF&S for the Sole Benefit of Its         1,224,062.0130    28.23
                                                   Customers
                                                   Attn Fund Admn Sec 97CM9
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Louisiana Municipal                       C        MLPF&S for the Sole Benefit of Its           424,126.2890    26.43
                                                   Customers
                                                   Attn Fund Admn Sec 97DD4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Maryland Municipal                        C        Jessie L & John L Daniels &                   71,876.9720     6.12
                                                   Diane D Cole & Lynne D Mella Trs
                                                   Jessie L Daniels Trust
                                                   U/A 12/21/92
                                                   9039 Rouen Ln
                                                   Potomac, MD 20854-3135
                                                   MLPF&S for the Benefit of Its Customers      180,528.8810    15.38
                                                   Attn Fund Admn/97GX7
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Massachusetts Municipal                   C        MLPF&S for the Benefit of Its Customers      158,548.3400    14.50
                                                   Attn Fund Admn/97GY9
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Massachusetts Insured                     C        MLPF&S for the Benefit of Its Customers      106,303.2320     8.15
                                                   Attn Fund Admn/97GX5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Michigan Municipal                        C        MLPF&S for Its Customers                   1,846,101.0670    51.08
                                                   Attn Fund Admn/97GW2
                                                   4800 Deer Lake Dr E
                                                   Jacksonville, FL 32246-6484
Missouri Municipal                        C        MLPF&S for the Sole Benefit of Its           913,187.2160    43.85
                                                   Customers
                                                   Attn Fund Admn Sec 97DD3
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   NFSC FEBO Y02-057240                         109,112.9050     5.24
                                                   George K Capps
                                                   PO Box 4424
                                                   Chesterfield, MO 63006-4424
New Jersey Municipal                      C        MLPF&S for the Benefit of Its Customers      574,914.2680    26.80
                                                   Attn Fund Admn/97GX1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New Mexico Municipal                      C        MLPF&S for the Sole Benefit of Its            88,755.0740    20.52
                                                   Customers
                                                   Attn Fund Admn Sec 97NE1
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Raymond James Assoc Inc.                      34,872.6670     8.06
                                                   FBO Salazar MC
                                                   BIN 50152500
                                                   880 Carillon Pkwy
                                                   St Petersburg, FL 33716-1100

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                   Raymond James Assoc Inc.                      59,195.3550    13.68
                                                   FBO Gebhart AM
                                                   BIN 50094911
                                                   880 Carillon Pkwy
                                                   St Petersburg, FL 33716-1100
                                                   Raymond James Assoc Inc.                      39,649.0600     9.17
                                                   FBO Hillerman R
                                                   BIN 50099070
                                                   880 Carillon Pkwy
                                                   St Petersburg, FL 33716-1100
New York Municipal                        C        MLPF&S for the Benefit of Its Customers      903,252.1650    32.06
                                                   Attn Fund Admn/97G00
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
New York Insured                          C        MLPF&S for the Benefit of Its Customers      444,576.6270    29.14
                                                   Attn Fund Admn/97GX0 4800 Deer Lake Dr
                                                   E Floor 3
                                                   Jacksonville, FL 32246-6484
North Carolina Municipal                  C        MLPF&S for the Sole Benefit of Its           628,624.5360    25.87
                                                   Customers
                                                   Attn Fund Admn Sec 97CM8
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Ohio Municipal                            C        MLPF&S for Its Customers                   1,688,475.1370    39.46
                                                   Attn Fund Admn 97GY8
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Pennsylvania Municipal                    C        MLPF&S for Its Customers                     929,167.5970    46.45
                                                   Attn Fund Admn 97GX4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Tennessee Municipal                       C        NFSC FEBO -- AB 4-011339                     278,745.6450     7.71
                                                   Louise K Ellis
                                                   1550 Kenesaw Dr
                                                   Knoxville, TN 37919-7861
                                                   MLPF&S for the Sole Benefit of Its         1,425,500.1560    39.45
                                                   Customers
                                                   Attn Fund Admn Sec 97CM7
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Virginia Municipal                        C        MLPF&S for Its Customers                     789,334.2000    37.82
                                                   Attn Fund Admn 97GX2
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Wisconsin Municipal                       C        MLPF&S for the Sole Benefit of Its            57,415.6090    13.57
                                                   Customers
                                                   Attn Fund Admn Sec 97NE3
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
All-American                              R        Nikki L. Teik Ttee &                          33,231.7430     7.23
                                                   Robert J. Teik Ttee
                                                   The Teik Family Trust
                                                   UA Dtd 07/27/1998
                                                   20 Lakeside Dr
                                                   S Barrington, IL 60010-5311
                                                   Alice B. Bonnet                               47,510.4430    10.34
                                                   PO Box 669
                                                   La Porte, IN 46352-0669
                                                   Kenneth Z. Slater                             98,581.2250    21.46
                                                   Richard J. Slater
                                                   The Kendall Trust U/A 6/20/02
                                                   c/o George Famigillo Jr CPA
                                                   1634 Main St
                                                   Sarasota, FL 34236-5811

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
High Yield                                R        Charles L Piskac                              43,101.2300     8.36
                                                   and Betty L Piskac
                                                   JT Wros
                                                   4842 Knickerbocker St
                                                   Houston, TX 77035-3428
                                                   Pershing LLC                                  63,355.2970    12.30
                                                   P O Box 2052
                                                   Jersey City, NJ 07303-2052
                                                   Kenneth Z Slater                             166,555.6400    32.32
                                                   Richard J Slater
                                                   The Kendall Trust
                                                   c/o George Famigillo Jr CPA
                                                   1634 Main St
                                                   Sarasota FL 34236-5811
Insured Municipal                         R                                                               --
Intermediate Duration                     R                                                               --
Limited Term                              R        Kenneth Z Slater                             445,860.7920    56.19
                                                   Richard J Slater
                                                   The Kendall Trust
                                                   c/o George Famigillo Jr CPA
                                                   1634 Main Street
                                                   Sarasota, FL 34236-5811
                                                   Pershing LLC                                  80,696.4260    10.17
                                                   P.O. Box 2052
                                                   Jersey City, NJ 07303-2052
Arizona Municipal                         R        Lois Jones                                    91,524.3680     5.36
                                                   UA Dec 31 87 Lois Jones Trust
                                                   8656 N 84th St
                                                   Scottsdale, AZ 85258-2431
                                                   MLPF&S for Its Customers                     108,508.6130     6.35
                                                   Attn Fund Admn 979D4
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
California Municipal                      R                                                               --
California Insured                        R                                                               --
Colorado Municipal                        R        Joseph N Emmons                               13,194.1550    17.37
                                                   2428 Virgo Drive
                                                   Colorado Spgs, CO 80906-1048
                                                   Raymond Munyon                                34,983.2100    46.06
                                                   Lisa Ann Munyon &
                                                   Renee L Miller Tr
                                                   Munyon Family Irrevocable Trust
                                                   UA 08/28/92
                                                   7650 Kline Dr
                                                   Arvada, CO 80005-3776
                                                   Harold M Gott                                 11,930.1250    15.71
                                                   PO Box 1929
                                                   Montrose, CO 81402-1929
Connecticut Municipal                     R        Elizabeth L McColgin                          21,193.1260     5.86
                                                   Elizabeth L McColgin Trust
                                                   U/A 07/30/85
                                                   101 Hat Shop Hill Rd
                                                   Bridgewater, CT 06752-1238
                                                   Edward D Jones and Co F/A/O                   38,307.1070    10.60
                                                   Philip Thomas Benard
                                                   EDJ #144-01636-1-4
                                                   P O Box 2500
                                                   Maryland Heights, MO 63043-8500
                                                   LPL Financial Services                        39,025.3080    10.79
                                                   A C 4099-8991
                                                   9785 Towne Centre Drive
                                                   San Diego, CA 92121-1968

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                   LPL Financial Services                        25,023.8760     6.92
                                                   A C 3444-6088
                                                   9785 Town Centre Drive
                                                   San Diego, CA 92121-1968
Florida Municipal                         R        Frank H Poe                                  514,388.2380     8.03
                                                   U/A 11/27/91
                                                   Frank H Poe Trust
                                                   425 S Dixie Hwy
                                                   Coral Gables, FL 33146-2202
Georgia Municipal                         R        Robert A Scott                                34,707.5290    12.85
                                                   Faye Donley Scott
                                                   2065 Compton Way
                                                   Alpharetta, GA 30022-7125
                                                   Marcia B Crouch                               17,747.1080     6.57
                                                   22780 Fairmount Blvd
                                                   Cleveland, OH 44118-4834
                                                   Christine M Wade                             151,588.6420    56.13
                                                   Wade Living Trust
                                                   U/A 04/13/98
                                                   105 Autumn Glen Circle Apt 414
                                                   Fayetteville, GA 30215-6878
Kansas Municipal                          R        Trukan & Co                                   97,526.2720    83.21
                                                   PO Box 3699
                                                   Wichita, KS 67201-3699
Kentucky Municipal                        R        Hugh M Cohen                                  22,942.7030    22.18
                                                   4003 Adelaide Ct
                                                   Louisville, KY 40241-4106
                                                   Edward D Jones & Co FAO                        8,247.9200     7.97
                                                   Joseph E Knight Edj 421-04756-1-4
                                                   PO Box 2500
                                                   Maryland Heights, MO 63043-8500
                                                   Fifth Third Bank Ttee                          8,110.5540     7.84
                                                   Joseph & Doris
                                                   A/C #
                                                   P.O. Box 3385
                                                   Cincinnati, OH 45263-0001
                                                   Bank of Benton                                45,619.7810    44.10
                                                   Attn Linda Blanchard
                                                   1012 Main St
                                                   Benton, KY 42025-1412
Louisiana Municipal                       R        Richard L Lucas                                7,982.6070    68.53
                                                   PO Box 5564
                                                   Alexandria, LA 71307-5564
                                                   Jack L Roberts                                 3,123.0100    26.81
                                                   and Ethelene Roberts
                                                   JT Wros
                                                   141 Island Rd
                                                   Marksville, LA 71351-4514
Maryland Municipal                        R        MLPF&S for the Benefit of Its Customers      198,413.0320     5.01
                                                   Attn Fund Admn/979D5
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
Massachusetts Municipal                   R                                                               --
Massachusetts Insured                     R                                                               --
Michigan Municipal                        R                                                               --
Nuveen Missouri Municipal                 R        Frank J Mack                                   3,997.3060     8.47
                                                   Laverne M Mack
                                                   JT Ten
                                                   851 W Lois St
                                                   Springfield, MO 65807-2512

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                   Terry M Moser Ttee                             7,782.1440    16.50
                                                   Terry M Moser Rev Trust
                                                   U A Dtd October 22, 1986
                                                   5414 Village Courtway Ln
                                                   St Louis, MO 63128-3847
                                                   Susan Williams Ttee                           16,819.6530    35.66
                                                   Neil M Bischoff Martha
                                                   L Bischoff Residual
                                                   Trust U A Dtd 9-21-93
                                                   2830 Hilly Haven Court
                                                   St Louis, MO 63129-5708
                                                   Pershing LLC                                  16,332.5670    34.63
                                                   P.O. Box 2052
                                                   Jersey City, NJ 07303-2052
New Jersey Municipal                      R                                                               --
New Mexico Municipal                      R        George R Havens                                3,469.4960     5.11
                                                   and Patricia M Havens
                                                   JT Wros
                                                   1710 Saint James Cir
                                                   The Villages, FL 32162-7651
                                                   Herschel W Rogers                              4,735.4250     6.97
                                                   Rosemary E Rogers Trs
                                                   H W & R E Rogers Rev Trust
                                                   U/A 12/05/96
                                                   4509 Acapulco Dr
                                                   Albuquerque, NM 87111-2813
                                                   Mary Swickard                                 34,188.7140    50.36
                                                   84 Barcelona Ave
                                                   Los Alamos, NM 87544-3428
                                                   William V Mason                                7,700.8560    11.34
                                                   and Jean C Mason
                                                   Jt Ten
                                                   200 Oak Steet NE
                                                   Albuquerque, NM 87106-4740
                                                   Wells Fargo Investments LLC                    4,163.9520     6.13
                                                   A C 5599-9485
                                                   608 Second Avenue South 8th Fl
                                                   Minneapolis, MN 55402-1916
                                                   Winifred F Rice                                5,091.0000     7.50
                                                   2801 San Pablo St NE
                                                   Albuquerque, NM 87110-2714
New York Municipal                        R                                                               --
New York Insured                          R                                                               --
North Carolina Municipal                  R        David M Jenkins                               11,750.9800     5.12
                                                   17 Perrys Cove Dr
                                                   Hertford, NC 27944-8394
                                                   Wayne D Brodd                                 11,483.8500     5.01
                                                   5012 Hermitage Dr
                                                   Raleigh, NC 27612-2714
                                                   Legg Mason Wood Walker Inc.                   11,632.5850     5.07
                                                   616-00836-11
                                                   PO Box 1476
                                                   Baltimore, MD 21203-1476
                                                   Ruth A Smith                                  18,165.9570     7.92
                                                   14 Springmoor Dr
                                                   Raleigh, NC 27615-4324
Ohio Municipal                            R                                                               --
Pennsylvania Municipal                    R                                                               --
Tennessee Municipal                       R        Darius A Hensley                              13,737.0550    13.18
                                                   PO Box 305
                                                   Piney Flats, TN 37686-0305

-----------------------------------------------------------------------------------------------------------------------
                                        TITLE OF                                                   NUMBER OF    PERCENT
FUND                                       CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES OWNED   OF CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                   J C Hawk and Ruth L Hawk                       6,024.9100     5.78
                                                   Jt Wros
                                                   2015 Sherwood Dr
                                                   Johnson City, TN 37601-3236
                                                   MLPF&S for the Sole Benefit of Its             5,518.9750     5.29
                                                   Customers Attn Fund Admn SEC 97NG0
                                                   4800 Deer Lake Dr E Floor 3
                                                   Jacksonville, FL 32246-6484
                                                   Burton C Johnson                               6,665.1330     6.39
                                                   Burton C Johnson Trust
                                                   U/A Dtd 01/30/02
                                                   PO Box 350
                                                   Rutledge, TN 37861-0350
                                                   Bancorp South Bank                            24,875.4920    23.86
                                                   C O Trust
                                                   P0 Box 1605
                                                   Jackson, MS 39215-1605
                                                   First Clearing Corporation                     7,225.0700     6.93
                                                   A C 2171-3135
                                                   Jeffrey L Cooper
                                                   PO Box 27461
                                                   Memphis, TN 38167-0461
Tennessee Municipal                       R        Edward D Jones and Co F A O                    8,650.8140     8.30
                                                   Ina Corder Stephenson
                                                   EDJ 152-03487-1-3
                                                   P O Box 2500
                                                   Maryland Heights, MO 63043-8500
Virginia Municipal                        R                                                               --
Wisconsin Municipal                       R        Pershing LLC                                   2,903.7160    17.61
                                                   P O Box 2052
                                                   Jersey City, NJ 07303-2052
                                                   Edward D Jones and Co F A O                    5,438.5030    32.98
                                                   Elizabeth H Sohn Ttee
                                                   U A Dtd 03 07 96 For
                                                   EDJ 227-05112-1-1
                                                   P O Box 2500
                                                   Maryland Heights, MO 63043-8500
                                                   John J Churillo                                8,149.6170    49.42
                                                   John J Churillo Trust
                                                   U/A March 25 93
                                                   W 164 S 8001 Sobek Lane
                                                   Muskego, WI 53150

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com


                                                                        MUNI0703

    (NUVEEN LOGO)
        NUVEEN
           INVESTMENTS

Nuveen Investments o 333 West Wacker Dr. o Chicago www.nuveen.com

Template for NAC Open End Funds


                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.



               ****    CONTROL NUMBER: 999 999 999 999 98    ****


              THIS PROXY IS SOLICITED BY THE BOARD OF [FUND NAME]
             FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 28, 2003.

The Special Meeting of shareholders will be held Monday, July 28, 2003 at 10:30 a.m. Central Time, in the Sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 28, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).



                                            Date:
                                                 ---------------------------

                                      SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                      LEFT. (Please sign in Box)

                                      ------------------------------------------


                                      ------------------------------------------

                                      NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                      APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                      IF YOU ARE SIGNING ON BEHALF OF AN ESTATE,
                                      TRUST, OR CORPORATION, PLEASE STATE YOUR
                                      TITLE OR CAPACITY.



                                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.


1. Election of Board Members:


(01) Timothy R. Schwertfeger            (07) Judith M. Stockdale                               FOR                      WITHHOLD
(02) William J. Schneider               (08) William E. Bennett                              NOMINEES                  AUTHORITY
(03) Robert P. Bremner                  (09) Jack B. Evans                                listed at left              to vote for
(04) Lawrence H. Brown                  (10) William L. Kissick                             (except as               all Nominees
(05) Anne E. Impellizzeri               (11) Thomas E. Leafstrand                           marked to               listed at left
(06) Peter R. Sawers                    (12) Shelia W. Wellington                         the contrary)

                                                                                              [ ]                          [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

--------------------------------------------------------------------------------
                                                                                              FOR           AGAINST      ABSTAIN
2. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   lending.

3. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   borrowing.


4. To approve a change to a fundamental investment restriction with respect to                [ ]             [ ]          [ ]
   investing in municipal securities.


                                                                                                              [MUNI]